UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      June 16, 2003

Guidant Corporation
(Exact name of registrant as specified in its charter)

Indiana	001-13388	35-1931722
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

111 Monument Circle, Suite 2900
Indianapolis, Indiana	46204
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:     (317) 971-2000

ITEM 5. OTHER EVENTS

        On June 16, 2003, Guidant Corporation issued the press release furnished hereunder as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 99:     Press Release of Guidant Corporation dated June 16, 2003 (furnished)

ITEM 9. REGULATION FD DISCLOSURE

         The schedules to the press release furnished as Exhibit 99 are furnished hereunder pursuant to Item 12 under Item 9 of this Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GUIDANT CORPORATION
Date: June 16, 2003	By: /s/ Debra F. Minott
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit 99     Press Release of Guidant Corporation dated June 16, 2003